Case No.:  97-02395PJW Thru 97-02401PJW                          Accrual Basis-1

                OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                         for the month ending May, 1999

                                        Document                    Previously                   Explanation
Required Attachments:                   Attached                     Submitted                    Attached

1.  Tax Receipts                          ( )                           (X)                          ( )

2.  Bank Statements                       (X)                           ( )                          ( )

3.  Most recently filed                   ( )                           (X)                          ( )
    Income Tax Return

4.  Most recent Annual                    (X)                           ( )                          ( )
    Financial Statements
    prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/  Windle R. Ewing                             Vice President
------------------------------               --------------------------
SIGNATURE OF RESPONSIBLE PARTY                   TITLE

Windle R. Ewing                                  June 24, 1999
------------------------------               --------------------------
PRINTED NAME OF RESPONSIBLE PARTY                DATE

PREPARER:

/s/  Tom Matta                                   Accounting Manager
------------------------------               --------------------------
SIGNATURE OF PREPARER                            TITLE

Tom Matta                                        June 24, 1999
------------------------------               --------------------------
PRINTED NAME OF PREPARER                         DATE


    All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

In Re:   SA Telecommunications, Inc.                            Accrual Basis -2
Case Nos.  97-2395 (PJW) through 97-2401 (PJW)

                            Comparative Balance Sheet


                                                     Month             Month
                                                    4/30/99           5/31/99

Assets
1   Cash                                         $    687,703      $    673,438
2   Accounts Receivable (Net)                         965,044           965,044
3   Inventory                                          34,190            34,190
4   Notes Receivable                                     -                 -
5   Prepaid Expenses                                   15,166            15,166
6   Other (Attach List)                                  -                 -
7   Total Current Assets                            1,702,103         1,687,838
8   Property, Plant & Equipment                    10,454,993        10,454,993
9   Less: Accumulated Depreciation/Depletion        5,811,127         5,811,127
10  Net Property, Plant & Equipment                 4,643,866         4,643,866
11  Due From Affiliates & Insiders                       -                 -
12  Intangibles (Attach List)                            -                 -
12a Debt Issuance Cost                                   -                 -
13  Other (Attach List)                             2,024,310         2,024,310
14  Total Assets                                 $  8,370,279      $  8,356,014

Postpetition Liabilities

15  Accounts Payable                                5,380,758         5,380,758
15a Accrued Telecommunications Costs                  967,430           967,430
16  Taxes Payable                                        -                 -
16a Accrued Taxes Payable                                -                 -
17  Notes Payable                                        -                 -
18  Professional Fees                                    -                 -
19  Secured Debt                                         -                 -
20  Due To Affiliates & Insiders                         -                 -
21  Other (Attach List)                                  -                 -
22  Total Postpetition Liabilities                  6,348,188         6,348,188

Prepetition Liabilities
23  Secured Debt                                     4,267,093        4,267,093
24  Priority Debt (Attach List)                         91,675           91,675
24a Redeemable Preferred Stock                       1,620,000        1,620,000
25  Unsecured Debt                                  47,444,515       47,444,515
26  Other (Attach List)                                   -                -
27  Total Prepetition Liabilities                   53,423,283       53,423,283
28  Total Liabilities                               59,771,471       59,771,471

Equity
29  Owner's Prepetition Equity                     (12,258,875)     (12,258,875)
30  Postpetition Cumulative Profit or (Loss)       (39,142,317)     (39,156,582)
31  Total Equity (Deficit)                         (51,401,192)     (51,415,457)
32  Total Liabilities & Owner's Equity            $  8,370,279     $  8,356,014

In Re:   SA Telecommunications, Inc.                             Accrual Basis-2
Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)

                                                   Month                 Month
                                                  4/30/99               5/31/99

6   Other Current Assets
    A/R-Jack Matz                                        0                     0
    A/R Prarie Systems, Inc.                             0                     0
    A/R Line Costs                                       0                     0
    Long Distance Network N/R                            0                     0
                                                --------------------------------
                                                         0                     0
                                                ================================

12  Intangibles
    Goodwill (net of amortization)                       0                     0
                                                 ===============================

13  Other Non-Current Assets
    Prepaid Employee Settlement (net)                    0                    0
    Security Deposits & Miscellaneous             2,024,310            2,024,310
                                                  ------------------------------
                                                  2,024,310            2,024,310
                                                  ==============================

21  Other Post-Petition Liabilities
    Accr Payroll/Payroll Taxes/Benefits                   0                    0
    Accr Medical Ins                                      0                    0
    Accr Property Taxes                                   0                    0
                                                  ------------------------------
                                                          0                    0
                                                  ==============================

24  Priority Debt
    Accrued Payroll/Employee Benefits                20,513               20,513
    Accrued Property Taxes                           71,162               71,162
    Accrued Sales Taxes                                   0                    0
                                                  ------------------------------
                                                     91,675               91,675
                                                  ==============================

Case No. Nos.-2395 (PJW) THROUGH 97-2401 (PJW)                  Accrual Basis -3

                           SA Telecommunications, Inc.

                                Income Statement



                                               Month
                                            April, 1999               May, 1999
                                            -----------               ---------

Revenues
1   Gross Revenues                                    0                       0
2   Less: Returns & Discounts
3   Net Revenue                                       0                       0

Cost Of Goods Sold
4   Beginning Inventory
5   Add: Purchases
6   Less: Ending Inventory
7   Cost Of Goods Sold
8   Gross Profit                                      0                       0

Operating Expenses
9   Officer/Insider Compensation                  8,147                   5,578
10  Direct Labor/Salaries                         5,566                   4,456
11  Payroll Taxes                                 1,891                     767
12  Rent & Lease Expense                          2,390                     666
13  Insurance
14  Depreciation/Amortization                       -                         -
15  General & Administrative                    (30,938)                    743
16  Other (Attach List)                             -
17  Total Operating Expenses                    (12,944)                 12,210
18  Operating Income                             12,944                 (12,210)

Other Income & Expenses
19  Other Income (Attach List)
20  Other Expenses (Attach List)
21  Interest Expense
22  Other                                         1,900                   1,944
23  Net Other Income & Expenses                   1,900                   1,944

Reorganization Expenses
24  Professional Fees                            (1,756)                 (3,999)
25  U.S. Trustee Fees
26  Other (Attach List)
27  Total Reorganization Expenses
28  Income Tax
29  Net Profit (Loss)                            13,088                 (14,265)

Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)                   Accrual Basis -4

CASH RECEIPTS AND DISBURSEMENTS

                     TOTAL SATEL   TOTAL SATEL   TOTAL SATEL   TOTAL SATEL   TOTAL SATEL   TOTAL SATEL   TOTAL SATEL   TOTAL SATEL
                         A/P       MAIN OPER.        P/R        GREYROCK        MISC.       CD & NEC     PETTY CASH
1. BEG. BAL          (11,780.21)   104,498.97         -             -          4,770.46     590,213.36                  687,702.58
2. CASH SALES             -             -             -             -             -              -            -              -
3. RECEIPTS               -             -             -             -             -           1,943.59        -           1,943.59
4. LOANS & ADVANCES       -             -             -             -             -              -            -              -
5. SALE ASSETS            -             -             -             -             -              -            -              -
6. (OTHER) PAYDOWNS
   ON REVOLVER         4,530.48        220.02         -             -             -              -            -           4,750.50
                     ----------    -----------   -----------   -----------   -----------   -----------   -----------   ------------

7. TOTAL RECEIPTS      4,530.48        220.02         -             -             -           1,943.59        -           6,694.09
8. TOTAL CASH
   AVAIL.             (7,249.73)   104,718.99         -             -          4,770.46     592,156.95        -         694,396.67
                     ----------    -----------   -----------   -----------   -----------   -----------   -----------   ------------

*   DISBURSEMENTS         -        (20,959.05)        -             -             -              -            -         (20,959.05)
EOM BALANCE           (7,249.73)    83,759.94         -             -          4,770.46     592,156.95        -         673,437.62
                     ----------    -----------   -----------   -----------   -----------   -----------   -----------   ------------

*   See attached detail of disbursements by check number, date, payee and amount.

Debtor:   SA Telecommunications, Inc. and Subsidiaries           Accrual Basis-5
Case No:  97-2395 through 97-2401

Accounts Receivable Aging
          0 - 30 days old                                           $965,044
          31 - 60 days old                                              -
          61 - 90 days old                                              -
          91 + days old                                                 -
          Total Accounts Receivable                                 $965,044
          Amount Considered Uncollectable                               -
          Account Receivable                                        $965,044


Aging Of Postpetition Accounts Payable
                      0-30         31-60        61-90      91+
                      Days         Days         Days       Days          Total
--------------------------------------------------------------------------------
Accounts Payable   $5,380,758   $   -        $   -      $   -         $5,380,758

Status Of Postpetition Taxes

                    Beginning        Amount                 Ending
                       Tax          Withheld       Amount     Tax     Delinquent
                    Liability*     Or Accrued*      Paid   Liability    Taxes
Federal
Withholding**          13,311          1,909         1,909    13,311
FICA-Employee**         6,423            767           767     6,423
FICA-Employer**         6,423            767           767     6,423
Unemployment            1,006            -             -       1,006
Income
Other (Attach List)
Total Federal Taxes    27,163          3,444         3,444    27,163       -

State And Local
Withholding              -              -              -         -
Sales                 413,465*          -              -     413,465
Excise
Unemployment            6,714           -              -       6,714
Real Property
Personal Property
Other (Attach List)
Total State & Local   420,179           -              -     420,179       -
 Total Taxes          447,343         3,444          3,444   447,343       -

* The beginning liability for state and local sales tax includes an adjustment for $260,817 reclassed from prepetition sales tax.
* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Case Nos. 97-972395 (PJW) THROUGH 02401 (PJW)                   ACCRUAL BASIS-6
SA TELECOMMUNICATIONS, INC.

BANK RECONCILIATIONS         Acct #1       Acct #2      Acct #3        Acct #4         Acct #7        Acct #10        Acct #11
                               USC           USC          USC            NEC             USC           AddTel          AddTel
A. Bank                    Wells Fargo   Wells Fargo   Wells Fargo      Various       Wells Fargo     Wells Fargo    Wells Fargo
B. Acct #                  4311-269112   4311-269120   4311-269138      Various       4311-269146     0933 051211   1290-000025-000
C. Purpose                     A/P        Operating      Payroll    Misc. Depository   Insurance      Operating          CD
                               ---        ---------      -------    ----------------   ---------      ---------          --
1 Balance per Bank
    Statement                   -         83,795.44          -         592,156.95       2,107.28           -              -
2 + Deposits not credited                     -              -
3 - Outstanding Checks      (8,069.28)        -              -             -             (635.28)          -
4 +/- Other Reconciling
    items                      819.55        (35.50)         -             -            3,298.46           -
                            --------------------------------------------------------------------------------------------------------
5 Month End Balance per
  books                     (7,249.73)     83,759.94         -         592,156.95       4,770.46           -              -
                            ========================================================================================================

Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)                   ACCRUAL BASIS-7

                           SA Telecommunications, Inc.
                                and Subsidiaries

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE BANKRUPTCY CODE) AND TO PROFESSIONALS FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    Insiders




                                              Type of         Amount
Name                   Position               Payment          Paid

1  Igor Mamantov       VP-Corp Development    Payroll         Resigned
2  Dennis Lee Gundy    VP-Operations          Bonus           Resigned
3  Jeffery M. Petrie   VP-Telemarketing       Bonus           Resigned
4  Windle R. Ewing     VP-Tariffs and Reg.
                       Affair                 Payroll/Bonus   5,577.68
5  Thomas J. Brighi    VP-Telemarketing       Payroll         Resigned
6  George M. Trevino   Controller             Payroll         Resigned
7  Kellie Watts        Asst. General Counsel  Payroll         Resigned
8  Julie Judd          HR Administrator       Payroll         Resigned
9  Cheryl Leahy        Asst. Controller       Payroll         Resigned
10 Chuck Leblo                                Bonus           Resigned
                Total Payments to Insiders                   $5,577.68

                                  Professionals

                             Date of Court                        Total
             Type of      Order Authorizing    Amount    Amount    Paid
  Name     Professional        Payment        Approved    Paid    To Date
--------   ------------   -----------------   --------   ------   -------
1
2  None    None           None                None       None
3
4
Total Payments to Professionals

                          Adequate Protections Payments

                     Scheduled Monthly       Amounts Paid          Total Unpaid
Name of Creditor       Payments Due        During the Month        Post Petition

1                          None                  None                    -
2
3
4
5

          Total           $  -                  $  -

                                                                 ACCRUAL BASIS-8

97-02395PJW THRU 97-02401PJW


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
QUESTIONNAIRE                                                 YES           NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside
     the normal course of business this recording period?                    X
--------------------------------------------------------------------------------
2.   Have any funds been disbursed from any account
     other than a debtor in possession account?               X (1)
--------------------------------------------------------------------------------
3.   Are any postpetition receivables (accounts, notes,
     or loans) due from related parties?                                     X
--------------------------------------------------------------------------------
4.   Have any payments been made on prepetition liabili-
     ties this reporting period?                              X (2)
--------------------------------------------------------------------------------
5.   Have any postpetition loans been received by the
     debtor from any party?                                   X (3)
--------------------------------------------------------------------------------
6.   Are any postpetition payroll taxes past due?                            X
--------------------------------------------------------------------------------
7.   Are any postpetition state or federal income taxes
     past due?                                                               X
--------------------------------------------------------------------------------
8.   Are any postpetition real estate taxes past due?                        X
--------------------------------------------------------------------------------
9.   Are any other postpetition taxes past due?                              X
--------------------------------------------------------------------------------
10.  Are any amounts owed to postpetition creditors
     past due?                                                               X
--------------------------------------------------------------------------------
11.  Have any prepetition taxes been paid during the
     reporting period?                                                       X
--------------------------------------------------------------------------------
12.  Are any wage payments past due?                                         X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

(1)  Prepetition accounts retained during this period per court order.
(2)  Only items such as payroll and benefits approved by court order.
(3)  Only amounts per D.I.P. Financing Agreement approved by court order.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSURANCE                                                         YES        NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                      X
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                        X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If the answer to any of the above  questions is "no",  or if any  policies  have
been  canceled  or  not  renewed  during  this  reporting  period,   provide  an
explanation below. Attach additional sheets if necessary.

--------------------------------------------------------------------------------
                               INSURANCE POLICIES
--------------------------------------------------------------------------------
TYPE OF                                                           PAYMENT AMOUNT
POLICY            CARRIER            PERIOD COVERED                 & FREQUENCY
--------------------------------------------------------------------------------
                   See attached schedule of current policies.
--------------------------------------------------------------------------------

Case Nos. 97-2395(PJW) THROUGH 97-2401(PJW)                     Accrual Basis-9

                           SA Telecommunications, Inc.
                                and Subsidiaries

--------------------------------------------------------------------------------
                                    Personnel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                               Full Time              Part Time
                                                 Total                  Total
1. Total number of employees at
     beginning of period                           2                      -
2. Total number of employees hired
     during the period                             -                      -
3. Number of employees terminated
     or resigned during the period                 -                      -
4. Total number of employees on
     payroll at end of period                      2                      -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Change of Address


--------------------------------------------------------------------------------


If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:

NEW ADDRESS: